Exhibit 99.2

MNG Airlines Announces Strong Preliminary Unaudited Financial Results and Operational Highlights for Full Year 2022

ISTANBUL, 23 February 2023 –MNG Havayollari ve Tasimacilik A.S. (“MNG Airlines,” “MNGA” or “the Company”), a global logistics provider and e-commerce enabler today announced strong preliminary unaudited financial results and operational highlights for full year 2022.

Full Year 2022 Preliminary (Unaudited) compared to Full Year 2021 (Audited) Financial and Operational Highlights

	Twelve Months Ended December 31,
$ in Millions	2022	2021	% Change
Revenue	$359.3	$289.7	24
Profit	$66.7	$50.4	32
Adjusted EBITDA[1]	$110.1	$111.0	(0.8)

	Departure	Arrival	Departure	Arrival
CTKs[2] in millions	YE 2021	YE 2021	YE 2022	YE 2022
Asia	60.4	122.7	111.5	121.8
Europe	379.1	287.6	317.8	276.6
North America	1.5	4.1	15.9	22.0
Other	13.5	40.0	11.1	35.9

Total	454.5	454.5	456.3	456.3

•	Total revenue in 2022 was $359.3 million compared to $289.7 million in 2021, representing 24% growth.

•

Revenue growth was driven by increased activity in Asia, as CTKs (cargo ton kilometers) departing from Asia grew to 111.5 million in 2022 from 60.4 million in 2021, representing 85% growth. MNGA prioritized charter flights to the region, resulting in 102% year-on-year growth in charter services, to expand its footprint and activity in the region. This also meant a lower portion of MNGA’s overall revenue came from ACMI[3] flights, which have higher margins as the customer incurs the direct operating costs.

•	E-commerce revenue increased to $81.5 million in 2022 from $51.3 million in 2022, a 59% increase, supported by the increased activity in Asia.

•	MNGA also increased block hours from 21,796 hours in 2021 to 23,099 hours in 2022, supporting the Company’s fleet utilization and expanding its network coverage.

•	Profit in 2022 expanded to $66.7 million from $50.4 million in 2021, representing growth of 32%, and representing a 19% profit margin[4].

•	Adjusted EBITDA in 2022 decreased slightly but remained robust at $110.1 million, representing a 31% Adjusted EBITDA margin[5].

•	MNGA reduced its gross debt in 2022 by $24.4 million compared to year end 2021, resulting in total debt of $82.5.

Ali Sedat Özkazanc, CEO of MNGA, commented, “We are encouraged by our strong revenue growth in 2022 and we are proud that we continue to deliver on our goals of growing MNG Airlines into a global logistics provider.”

Makram Azar, CEO of Golden Falcon, commented, “We remain excited by MNGA’s performance and believe MNGA’s strong growth profile, profitability and cash flow generation offer the market a differentiated, high-quality business.”

The proposed business combination, which has been approved by the boards of directors of Golden Falcon and MNG Airlines, is expected to be completed in the first half of 2023, subject to, among other things, approval by Golden Falcon’s stockholders, satisfaction of the conditions stated in the previously filed definitive business combination agreement and other customary closing conditions, including a registration statement on Form F-4 being declared effective by the SEC and approval by the relevant exchange to list the securities of the combined entity.

Upon the closing of the proposed business combination between Golden Falcon and MNG Airlines, MNG Airlines expects to be listed under the ticker symbol “MNGA.”

Non-IFRS Financial Measures

Adjusted EBITDA is a key performance measure that MNGA’s management team uses to assess its operating performance. We calculate Adjusted EBITDA as profit for the year excluding results from non-operating sources including tax expense, reversal of fixed asset impairment, share of profit from investment under the equity method, finance expenses, depreciation and amortization and business combination expenses.

MNGA presents Adjusted EBITDA because it believes it is helpful in highlighting trends in its operating results and because it is frequently used by analysts, investors, and other interested parties to evaluate companies in its industry.

Adjusted EBITDA has limitations as an analytical measure, and you should not consider it in isolation or as a substitute for analysis of MNGA’s results as reported under IFRS. Some of these limitations are:

•

Adjusted EBITDA does not reflect reversal of fixed asset impairment, share of profit of equity-accounted investees and finance expenses, which may represent an increase to or reduction in cash available to MNGA;

•

Adjusted EBITDA excludes non-cash charges for depreciation of property and equipment, and although the assets being depreciated may have to be replaced in the future, Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

•	Adjusted EBITDA does not reflect provisions for tax expense, which may represent a reduction in cash available to MNGA; and

•	Adjusted EBITDA excludes non-recurring exceptional items that are not directly related to the core operating profit of the business, such as expenses associated with a business combination.

Other companies, including companies in MNGA’s industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, profit and MNGA’s other IFRS results.

Reconciliation of Profit to Adjusted EBITDA and Adjusted EBITDA Margin

$ in Millions	2022	2021
Profit for the period	66.7	50.4
Tax Expense	4.4	16.5
Share of profit of equity-accounted investees	(0.7)	(0.3)
Finance expenses/(income)[6]	0.4	12.8
Depreciation and amortization	37.7	31.5
Business Combination Expenses	1.6	—

Adjusted EBITDA	110.1	111.0

Adjusted EBITDA Margin (Adjusted EBITDA / Revenue)	31%	38%

[1]

Adjusted EBITDA is not a measure defined under IFRS. For further information about how we calculate Adjusted EBITDA, see “Reconciliation of Profit to Adjusted EBITDA and Adjusted EBITDA Margin” above. Note: 2022 financials are unaudited and are subject to change.

[2]	CTK: Cargo Ton Kilometer
[3]	Defined as Aircraft, Crew, Maintenance, and Insurance
[4]	Profit Margin is not a measure defined under IFRS. Profit Margin is calculated as Profit / Revenue
[5]	Adjusted EBITDA Margin is not a measure defined under IFRS. Adjusted EBITDA Margin is calculated as Adjusted EBITDA / Revenue
[6]	Financial expenses include interest expenses on bank loans and foreign exchange gains or losses on financial assets and liabilities (other than trade receivables and payables)

About MNG Airlines

MNG Airlines is a global logistics provider. The company started operations in 1996, having conducted its first transatlantic flight in 1998, and now services over 15,000 corporate customers across 41 countries through over 3,500 flights per year. MNG Airlines offers charter services with customized plane and capacity options in addition to scheduled flights and aircraft, maintenance, crew and insurance (ACMI) services. MNG Airlines also has a fully equipped and EU standards-compliant warehouse since 2000.

Contacts

Ipek Akyildiz, Corporate Communications Manager, ipek.akyildiz@mngairlines.com

Michael Bowen, Managing Director, ICR Inc, MNGAirlines@icrinc.com

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Golden Falcon and MNGA, MNGA intends to publicly file a registration statement on Form F-4 (the “Form F-4”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Golden Falcon’s common stock in connection with Golden Falcon’s solicitation of proxies for the vote by its stockholders with respect to the proposed transaction and other matters as may be described in the definitive proxy statement, as well as a prospectus relating to the offer and sale of the securities of MNGA to be issued in the proposed transaction. The definitive proxy statement/prospectus will be sent to all Golden Falcon stockholders as of a record date to be established for voting on the transaction. Golden Falcon also will file other documents regarding the proposed transaction with the SEC.

Before making any voting decision, investors and security holders of Golden Falcon are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Golden Falcon’s solicitation of proxies for its stockholders’ meeting to be held to approve the transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Golden Falcon, MNGA and the proposed transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Golden Falcon and MNGA through the website maintained by the SEC at www.sec.gov.

The documents filed by Golden Falcon with the SEC also may be obtained free of charge at Golden Falcon’s website at www.goldenfalconcorp.com or upon written request to: Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, DE 19711.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS COMMUNICATION, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this communication, including statements regarding the expected completion date of the proposed business combination, our goals of MNGA becoming a global logistics provider and the belief that MNGA’s performance offers the market a differentiated, high-quality business, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Golden Falcon and its management, and MNGA and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: the risk that MNGA is not able to expand its network coverage or efficiently use its fleet; the risk that MNGA Airlines does not become a global logistics provider; the risk that the market does not receive MNGA as a high-quality business; the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Golden Falcon’s securities; Golden Falcon’s potential failure to obtain an extension of the deadline for the proposed transaction; the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the business combination agreement by the stockholders of Golden Falcon; failure to satisfy the minimum cash amount following redemptions by Golden Falcon’s public stockholders in connection with the stockholder vote to extend the business combination deadline and the stockholder vote to approve the business combination agreement and the transactions contemplated thereby; failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; costs related to the proposed transaction; actual or potential conflicts of interest of Golden Falcon’s management with its public stockholders; the effect of the announcement or pendency of the proposed transaction on MNGA’s business relationships, performance, and business generally; risks that the proposed transaction disrupts current plans of MNGA and potential difficulties in MNGA’s employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against MNGA or against Golden Falcon related to the business combination agreement or the proposed transaction; failure to realize the anticipated benefits of the proposed transaction; the inability to meet and maintain the listing of Golden Falcon’s securities (or the securities of MNGA) on the NYSE; the risk that the price of Golden Falcon’s or MNGA’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting MNGA’s business and changes in the combined capital structure; the inability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; the risk that MNGA will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; negative economic conditions that could impact MNGA and the air cargo business in general; factors that affect air cargo companies generally; changes in, and MNGA’s ability to comply with, laws and government regulations, particularly, the civil aviation regulatory framework; competition in the air cargo industry; reduction in demand for MNGA’s cargo or charter operations, including as a result of reductions in global trade growth or e-commerce activity, government reduction or limitation of operating capacity; risks associated with MNGA doing business in emerging markets; conflict and uncertainty in neighboring countries; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Golden Falcon’s Annual Report on Form 10-K which was filed by Golden Falcon on March 31, 2022 (the “2021 Form 10-K”), and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in Golden Falcon’s filings with the SEC, the Form F-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Golden Falcon and MNGA caution that the foregoing list of factors is not exclusive.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Golden Falcon nor MNGA gives any assurance that either Golden Falcon or MNGA or the combined company will achieve its expected results. Neither Golden Falcon nor MNGA undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

MNGA and Golden Falcon and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Golden Falcon stockholders with the proposed transaction and the other matters set forth in the proxy statement/prospectus. Information about Golden Falcon’s directors and executive officers is set forth in Golden Falcon’s filings with the SEC, including the 2021 Form 10-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This communication is for information purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

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